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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                              April 25, 1997


                         FORWARD INDUSTRIES, INC.
                         ------------------------
          (Exact Name of Registrant as Specified in its Charter)

     New York                       0-6669                       13-1950672
------------------             ---------------                ------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                Number)                        Identification
incorporation)                                                No.)



                            275 Hempstead Turnpike
                        West Hempstead, New York 11552
                   -----------------------------------------
                   (Address of principal executives offices)

                    Registrant's Telephone Number, including
                          area code: (516) 564-1100


                                Not Applicable
               ----------------------------------------------
               (Former Address, if changed since last report)



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Item 5.   Other Events

          Amendment to Convertible Note

          Reference is made to Part 2 ("Management's Discussion and Analysis") of the Quarterly Report on Form 10-QSB of Forward Industries, Inc. (the "Company") for its quarterly period ended March 31, 1996 in which the Company indicated that on February 14, 1996, it had issued its thirteen month note in the principal amount of $250,000 (the "Note") convertible into restricted shares of Common Stock at a conversion rate of $1.00 per share. The Note was modified on October 19, 1996 to reduce the conversion rate to $.50 per share, and further modified on April 25, 1997 to extend the maturity of the Note to July 15, 1998 and to reduce the conversion rate to $.25 per share. At such time the Note was also amended so as to grant the holder thereof a warrant to purchase 60,000 shares of the Company's Common Stock, at $2.00 per share, upon the conversion of the remaining outstanding principal balance of the Note, which is currently $150,000. Certain other terms of conversion were also amended.


          Extension of Credit Facility

          Reference is made to Item 6 ("Management's Discussion and Analysis") of the Company's Annual Report on Form 10-KSB for the year ended September 30, 1996 in which the Company indicated that the Company's lines of credit with 1st Source Bank (the "Bank") aggregating $1,100,000 which were originally scheduled to mature on August 15, 1995 had been extended to March 17, 1997.
Such lines of credit were further extended, on March 17, 1997, to May 1, 1997, and again on May 1, 1997 to June 1, 1997, under the same terms. The final extension was, however, conditioned on the Company's agreement to enter into arrangements by such date which will allow the Company to repay all indebtedness to the Bank within forty-five (45) days thereafter. There can be no assurances that such arrangements can be made on terms acceptable to the Company, or at all, a consequence of which may be the failure of the Company to obtain additional extensions from the Bank resulting in a default of the Company's obligations thereto.



Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits

     (a)  Financial statements of business acquired: Not applicable

     (b)  Pro forma financial information: Not applicable

     (c)  Exhibits: None.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 1997
                                        FORWARD INDUSTRIES, INC.

                                        By: /s/ Theodore H. Schiffman
                                           ------------------------------
                                                Theodore H. Schiffman
                                        Chairman and Chief Executive Officer









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